SSGA ACTIVE TRUST

(the “Trust”)

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Conservative Global Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR SSGA Aggressive Global Allocation ETF

SPDR Blackstone / GSO Senior Loan ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

SPDR SSGA Risk Aware ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR DoubleLine Emerging Markets Fixed Income ETF

SPDR DoubleLine Short Duration Total Return Tactical ETF

(each a “Fund”, collectively the “Funds”)

Supplement dated May 16, 2016 to the currently effective Statements of Additional Information (each an “SAI”, collectively the “SAIs”) for the Funds listed above

•	Effective immediately, the second paragraph of the sub-section of each SAI entitled “THE DISTRIBUTOR”, within the section entitled “MANAGEMENT OF THE TRUST”, is hereby deleted and replaced with the following:

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of May 16, 2016, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”) and RBC Capital Markets, LLC (“RBC”). Pursuant to these arrangements, Schwab and RBC have agreed to promote certain SPDR Funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR Funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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